Exhibit 10.2

Old Gettysburg Associates II
4720 Old Gettysburg Road
Mechanicsburg, PA 17055

First Addendum to Lease Agreement

THIS FIRST AMENDMENT (this “first Amendment”) is made as of the 26th day of February 2002, by and between OLD GETTYSBURG ASSOCIATES II, a Pennsylvania limited partnership (“Landlord”) and SELECT MEDICAL CORPORATION, a Delaware corporation (“Tenant”).

BACKGROUND:

A.	Landlord and Tenant are parties to certain Office Lease Agreement dated May 15, 2001 (the “Lease”), pursuant to which Landlord leased to Tenant, and Tenant leased from Landlord, approximately 7,214 Rentable square feet of space in the building located at 4720 Old Gettysburg Road, Mechanicsburg, Pennsylvania. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Lease.

B.	Tenant now desires to give back 4,583 RSF of space.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and intending to be legally bound hereby, Landlord and Tenant agree as follows:

Effective on January 1, 2002, the following terms contained in the Basic Lease Information shall be amended as follows: Tenant agrees to forfeit 4,583 RSF, known as Suite 409.

1.	Total area of the premises will be amended to 2,631 RSF.

2.	Tenant’s Proportionate Share will be 6%.

3.	The current monthly rental rate will be reduced by $6,950.88.

4.	The new monthly rental rate is $3,990.35.

5.	Total Initial Annual Base Rental of $47,884.20.

All other terms and conditions contained in the Lease and not amended hereby remain in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have caused this First Amendment to be duly executed as of February 26, 2002.

Landlord: Old Gettysburg Associates II A Pennsylvania limited partnership

Witness:	/s/ Laura J. Martin	By:	/s/ Michael E. Salerno	Date: 3/5/02

Michael E. Salerno Agent for Owner

Tenant: Select Medical Corporation A Delaware Corporation

Attest:	/s/ Michael E. Tarvin	By:	/s/ Scott A. Romberger	Date: 2/26/02

	Michael E. Tarvin Secretary		Scott A. Romberger Vice President

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